UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

American Well Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39515	20-5009396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street 26th Floor
Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 204-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, the stockholders of American Well Corporation (the “Company”) approved a reverse stock split of the Company’s Class A common stock, Class B common Stock and Class C common stock (collectively, “common stock”), at a ratio ranging from any whole number between 1-for-10 to 1-for-20, with the exact ratio as determined by the board of directors (the “Board”) of the Company at its sole discretion, subject to the Board’s authority to abandon such amendments. On June 27, 2024, the Board approved a reverse stock split of the common stock at a final ratio of 1-for-20 (the “Reverse Stock Split”) and abandoned all other amendments. The Reverse Stock Split is expected to become effective at 5:00 p.m. Eastern Time on July 10, 2024, following the filing of a certificate of amendment to the Company’s certificate of incorporation with the Secretary of State of the State of Delaware. The Company’s Class A common stock is expected to begin trading on a split-adjusted basis at the market open on July 11, 2024, under the existing trading symbol “AMWL.” The new CUSIP number for the Company’s Class A common stock following the Reverse Stock Split will be 03044L 204.

On June 28, 2024, the Company issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this release. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: our ability to regain and maintain compliance with NYSE listing standards; our ability effect any reverse stock split; our ability to successfully transition our clients to Converge without significant attrition; our ability to renew and upsell our client base; the election by the Defense Health Agency to deploy our solution across their entire enterprise; the continuation of the DHA relationship beyond July of 2025 with comparable financial terms; weak growth and increased volatility in the telehealth market; our ability to adapt to rapid technological changes; increased competition from existing and potential new participants in the healthcare industry; changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; our ability to comply with federal and state privacy regulations; the significant liability that could result from a cybersecurity breach; and other factors described under ‘Risk Factors’ in our most recent form 10-K filed with the SEC. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of our website at investors.amwell.com and on the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

99.1 Press Release, dated June 28, 2024, issued by American Well Corporation.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WELL CORPORATION

Date:	June 28, 2024	By:	/s/ Bradford Gay
Bradford Gay Senior Vice President, General Counsel